SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: December 4, 2003
                       (Date of earliest event reported)

                       DAIMLERCHRYSLER AUTO TRUST 2003-B
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            (Exact name of registrant as specified in its charter)

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        State of Delaware                   333-75942-06                     74-6523267

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(State or other jurisdiction of         (Commission File No.)              (IRS Employer
         incorporation)                                                   Identification No.)
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             27777 Inkster Road, Farmington Hills, Michigan 48334
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 427-2565

This filing relates to Registration Statement No.:  333-75942.

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Item 5. Other Events.
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     On December 4, 2003, DaimlerChrysler Auto Trust 2003-B (the "Issuer"), as
issuer, Deutsche Bank Trust Company Americas ("Deutsche Bank"), as indenture trustee, and Deutsche Bank National Trust Company, as separate trustee, entered into an indenture dated as of December 1, 2003 (the "Indenture"). On December 1, 2003, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Manhattan Bank USA, National Association ("Chase"), as owner trustee, entered into an amended and restated trust agreement dated as of December 1, 2003 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On December 4, 2003, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of December 1, 2003 (the "Sale and Servicing Agreement"). On December 4, 2003, the Issuer, DCS, as administrator, and Deutsche Bank, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of December 1, 2003. On December 4, 2003, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of December 1, 2003 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired:

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.1      Indenture

          Exhibit 4.2      Trust Agreement

          Exhibit 10       Sale and Servicing Agreement

          Exhibit 99.1     Administration Agreement



                                      2
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          Exhibit 99.2     Purchase Agreement



                                      3
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



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                                         By:  DaimlerChrysler Services North America LLC



Dated as of December 4, 2003             By:  /s/ B.C. Babbish
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                                              B.C. Babbish
                                              Assistant Secretary
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                                 EXHIBIT INDEX
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    Exhibit No.       Description of Exhibit
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Exhibit 4.1           Indenture
Exhibit 4.2           Trust Agreement
Exhibit 10            Sale and Servicing Agreement
Exhibit 99.1          Administration Agreement
Exhibit 99.2          Purchase Agreement